Exhibit 32-2

Certification Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of COMPLIANCE SYSTEMS CORPORATION (the “Company”) on Form 10-QSB for the three months ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-QSB”), I, Barry M. Brookstein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that;

The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007

/s/ Barry M. Brookstein

Barry M. Brookstein - Director, Treasurer,
Chief Financial Officer and Principal Accounting Officer